EXHIBIT 12.(b)
                                                                 --------------
                   HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual reports of The Hillman Focused Advantage Fund and The Hillman Total Return Fund (the "Funds") of the Hillman Capital Management Investment Trust on Form N-CSR for the period ended March 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Mark A. Hillman, chief executive officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: May 24, 2006                By: /s/ Mark A. Hillman
                                     ___________________________________
                                     Mark A. Hillman
                                     Trustee, President, and Principal Executive
                                     Officer of the Hillman Capital Management
                                     Investment Trust



A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.




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                   HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual reports of The Hillman Focused Advantage Fund and The Hillman Total Return Fund (the "Funds") of the Hillman Capital Management Investment Trust on Form N-CSR for the period ended March 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Fletcher D. Perkins, chief financial officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: May 24, 2006                By: /s/ Fletcher D. Perkins
                                     __________________________________

                                     Fletcher D. Perkins
                                     Treasurer and Principal Financial Officer of the Hillman Capital Management Investment Trust



     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.